EXHIBIT 10.5B

[***] Certain information in this document has been excluded pursuant to Regulation S-K,

Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDMENT TO THE AMENDED AND RESTATED LICENSE
AGREEMENT BETWEEN THE UNIVERSITY OF TENNESSEE
RESEARCH FOUNDATION AND ONCTERNAL THERAPEUTICS, INC.

This Second Amendment to the Amended and Restated License Agreement Between the University of Tennessee Research Foundation and Oncternal Therapeutics, Inc. (“First Amendment”), effective as of the latest date of signing below, between the University of Tennessee Research Foundation, having an office at 910 Madison Avenue, Suite 827, Memphis TN 38163 (“UTRF”) and Oncternal Therapeutics, Inc., a company organized and existing under the laws of California and having its principal place of business at 12230 El Camino Real, Suite 230, San Diego, CA 92130 (“LICENSEE”), herein after referred to as the “Parties.”

BACKGROUND

WHEREAS, UTRF and LICENSEE entered into the Amended and Restated License Agreement between University of Tennessee Research Foundation and Oncternal Therapeutics, Inc. (“Agreement”) having an Effective Date of March 9, 2022;

WHEREAS, UTRF and LICENSEE entered into a First Amendment to the Amended and Restated License between University of Tennessee Research Foundation and Oncternal Therapeutics (“First Amendment”) having an Effective Date of August 22, 2022 adding additional patents and invention disclosures to Article 1.6 and to update the table of Licensed Patents in Appendix A; and

WHEREAS, the Parties desire to amend the Agreement to include additional invention disclosures within Article 1.6 and to update the table of Licensed Patents in Appendix A;

NOW, THEREFORE, the Parties hereto agree as follows:

ARTICLE 1 AMENDMENT

1.1 Article 1.6 is amended to read as follows:

1.6 “Invention Disclosure” means the UTRF file numbers:

(a) [***].

(b) [***].

(c) [***].

(d) [***].

(e) [***].

(f) [***].

(g) [***].

(h) [***].

(i) [***].

EXHIBIT 10.5B

(j) [***].

1.2 Delete Appendix A in the First Amendment in its entirety and replace with the Appendix A attached to this Second Amendment.

1.3 ALL OTHER PROVISIONS of the Agreement and First Amendment shall remain in full force and effect.

ARTICLE 2 MISCELLANEOUS

2.1 This Second Amendment is entered into in the State of Tennessee and shall be construed, interpreted and applied in accordance with the laws of the State of Tennessee without giving effect to any conflict of laws provisions thereof.

2.2 The Parties hereto acknowledge that this Second Amendment together with the Agreement and First Amendment sets forth the entire understanding and agreement hereto as to the subject matter thereof and supersedes all prior understandings and agreements.

2.3 The provisions of this Second Amendment are severable, and in the event that any provision shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof

IN WITNESS WHEREOF, the Parties execute this Second Amendment by their duly authorized representatives and acknowledge that they understand and agree to be bound by its terms and conditions.

EXHIBIT 10.5B

UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION (“UTRF”)	ONCTERNAL THERAPEUTICS, INC. (“LICENSEE”)
Signature: /s/ Todd A. Ponzio, Ph.D.	/s/ James B. Breitmeyer, M.D., Ph.D.
Name: Todd A. Ponzio, Ph.D.	Name: James B. Breitmeyer, M.D., Ph.D.
Title: VP, UTRF	Title: President & CEO
Date: March 4, 2024	Date: March 4, 2024

EXHIBIT 10.5B

APPENDIX A

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